UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2005

La Quinta Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9110	95-3419438
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

La Quinta Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9109	95-3520818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

(a) Directors Compensation Program

On May 19, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of La Quinta Corporation (the "Company") recommended, and the full Board approved, changes to the Company’s director compensation for non-employee directors. Pursuant to the approved compensation schedule, beginning with the second quarter of 2005, non-employee directors will receive an annual retainer for their service as chairs of the various committees of the Board, as follows:

Annual Cash Retainers for Chairs:

Audit Committee Chair - $15,000 ($3,750 per quarter)
Compensation Committee Chair - $10,000 ($2,500 per quarter)
Corporate Governance and Nominating Committee Chair - $5,000 ($1,250 per quarter)
Executive Committee Chair - $2,500 ($625 per quarter)

In addition, the value of the annual equity awards of paired shares to non-employee directors will be increased from $50,000 to $60,000. The annual equity awards will be made either in the form of restricted paired share units or restricted paired shares and will be made on the fifth business day after the annual meeting of stockholders of the Company.

Non-employee directors will continue to receive an annual retainer for their service as a director of $30,000 ($100,000 for the Lead Independent Director) and fees of $1,500 for attending each meeting of the Board or a committee. Previously, the chairs of the various committees of the Board received $2,000 for attending each committee meeting.

The directors of the Company also serve as directors of La Quinta Properties, Inc. ("LQ Properties"), a controlled subsidiary of the Company, without any additional compensation.

(b) 2005 Incentive Compensation Plan

At the Annual Meeting of Stockholders of the Company held on May 19, 2005, the stockholders approved the Company’s 2005 Incentive Compensation Plan (the "Plan"). A summary of the material terms and conditions of the Plan is set forth in the Company’s Definitive Proxy Statement, dated March 28, 2005, (the "Proxy Statement"), filed with the Securities and Exchange Commission on March 28, 2005, under the caption "Proposal 3: Approval of La Quinta 2005 Incentive Compensation Plan." Such description of the Plan is herein incorporated by reference and is qualified in its entirety by reference to the full text of the Plan filed as Appendix A to the Proxy Statement.

The Company is filing as Exhibits 10.1 through 10.5 hereto the forms of award agreements to be used by the Company in connection with awards under the Plan. From time to time, the Company may grant awards under the Plan different from those in the form agreements filed herewith.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 19, 2005, the Board and the Board of Directors of LQ Properties (collectively, the "Boards") elected Clive D. Bode to serve as a member of the Boards and appointed Mr. Bode as a member of the Audit Committees and Corporate Governance and Nominating Committees of the Boards. Mr. Bode previously served as Chairman of the Boards from October 1999 through September 2004. Mr. Bode has been a special advisor to certain members of the Bass Family of Fort Worth, Texas for the past 15 years. Mr. Bode is also a director of Kelly, Hart & Hallman, a Fort Worth-based law firm.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No. Description

10.1 Form of 2005 Incentive Compensation Plan Nonqualified Stock Option Award Agreement (incorporated herein by reference to Exhibit 4.8 to the Joint Registration Statement on Form S-8 of the Company and LQ Properties (the "La Quinta Companies") filed on May 20, 2005 (SEC File No. 333-125092) (the "Form S-8").

10.2 Form of 2005 Incentive Compensation Plan Restricted Paired Shares Award Agreement (incorporated herein by reference to Exhibit 4.9 to the Form S-8).

10.3 Form of 2005 Incentive Compensation Plan Restricted Stock Unit Award — Nonemployee Director (incorporated herein by reference to Exhibit 4.10 to the Form S-8).

10.4 Form of 2005 Incentive Compensation Plan Restricted Paired Shares Award Agreement — Nonemployee Director (incorporated herein by reference to Exhibit 4.11 to the Form S-8).

10.5 Form of 2005 Incentive Compensation Plan Nonqualified Stock Option Award Agreement — Nonemployee Director (incorporated herein by reference to Exhibit 4.12 to the Form S-8).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Quinta Corporation

May 23, 2005	By:	/s/ Mark W. Osterberg

Name: Mark W. Osterberg
Title: Vice President and Chief Accounting Officer (Principal Accounting Officer and Acting Principal Financial Officer)

La Quinta Properties, Inc.

May 23, 2005	By:	/s/ Mark W. Osterberg

Name: Mark W. Osterberg
Title: Vice President and Chief Accounting Officer (Principal Accounting Officer and Acting Principal Financial Officer)